ECONOMIC ENVIRONMENT	12 Months Ended
Dec. 31, 2022
ECONOMIC ENVIRONMENT
ECONOMIC ENVIRONMENT

NOTE 29 – ECONOMIC ENVIRONMENT

The Company operates in a complex economic environment, with a strong volatility in the main variables, both at national and international level, mainly during the last two years, due, among others, to the impact of global phenomena both at the health level, such as the Covid-19 pandemic, and the war that takes place in Eastern Europe.

In relation to Covid-19 pandemic, during this year and given the considerable decline in infection levels thanks to the large-scale vaccination campaigns that reached the whole population, and that the current cases mostly entail mild symptoms, the Ministry of Health waived the obligation to keep social distancing and the use of face masks, establishing, however, recommendations for general care at work, educational and social environments and at public transport.

On the other hand, the international conflict that started in March 2022 between Ukraine and Russia also led to a fall in financial markets, an increase in the prices of raw materials and certain commodities (for example wheat and oil, among others), causing an increase in inflation rates, fluctuations in the exchange rate of foreign currencies, and a general increase in interest rates.

The Company’s Management will continue to monitor the evolution of the aforementioned situations and the evolution of the variables that affect its business in order to determine the potential impacts on its economic and financial position. Therefore, the Company’s consolidated financial statements must be read in the light of these circumstances.